Exhibit 10.1

Function(x) Inc.
902 Broadway
New York, New York 10010
SUBSCRIPTION AGREEMENT

[________________]
[________________]
[________________]
[________________]

Ladies and Gentlemen:

Function(x) Inc., a Delaware corporation (the “Company”), is hereby privately offering (the “Offering”) units (the “Units”) consisting of (i) one (1) share of common stock, $0.001 par value per share, of the Company (a “Share”), and (ii) one (1) detachable warrant to purchase one (1) share (a “Warrant Share”), which warrant shall have a three year term and an exercise price of $4.00 per Warrant Share (the “Warrant”), at a purchase price of $2.75 per Unit (the “Purchase Price”) to the undersigned, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Rule 506 of Regulation D under the Securities Act.  This subscription agreement and the Purchase Price will be deposited in an escrow account at Kramer Levin Naftalis & Frankel LLP, to be released upon the satisfaction of the conditions of the Offering.  The Units, the Shares, the Warrants and the Warrant Shares are sometimes collectively referred to in this Subscription Agreement as the “Securities.”

The Company intends to use the proceeds from the Offering to fund its working capital requirements in order to develop its business as described in the Company’s quarterly report on Form 10-Q for the quarter ending December 31, 2011, and which effort will be led by Robert F.X. Sillerman.  Upon completion of the Offering, the Company will continue to be quoted on the Pink Sheets or the OTC Bulletin Board.  The Securities to be issued in the Offering will be restricted securities under the Securities Act and the Shares and the Warrant Shares cannot be resold unless pursuant to registration or an exemption from registration under the Securities Act.  The Company has agreed to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-1 (the “Registration Statement”) to register the Shares and Warrant Shares for resale within thirty (30) days after the SEC has declared the Company’s pending registration statement effective and to use commercially reasonable efforts thereafter to have such Registration Statement declared effective by the SEC within one hundred and twenty (120) days of the filing of such Registration Statement with the SEC.

1.           Subscription. Subject to the terms and conditions of this subscription agreement (“Subscription Agreement”), the undersigned (“Purchaser”) hereby agrees to be legally bound to purchase the number of Units set forth on the Subscription Page of this Subscription Agreement. Purchaser hereby irrevocably tenders this Subscription Agreement for the purchase of such Units.  Purchaser further sets forth statements herein upon which the Company may rely to determine the suitability of the Purchaser as a purchaser of such Units.

2.           Conditions to Subscription.  The Purchaser understands and agrees that this subscription is made subject to the following terms and conditions:

(a)           This subscription shall be deemed to be accepted by the Company only when it is signed by the Company;

(b)           You may not revoke, cancel or terminate this subscription unless the Company cancels or terminates the Offering;

(c)           The Company has the right to accept or reject this subscription in whole or in part; and

(d)           You have executed and delivered this Subscription Agreement and hereby agree to tender the Purchase Price within two (2) business days of receipt of written notice from the Company advising you to do so.

If this subscription is rejected by the Company in its sole and absolute discretion or because the Company terminates or cancels the Offering, the Company shall promptly return the Purchase Price received from the Purchaser without interest thereon or deduction therefrom, and this Subscription Agreement shall thereafter be of no further force or effect.

3.           Representations and Warranties. Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

(a)	(i)	Purchaser has received and has read and fully understands this Subscription Agreement.

(ii)           Purchaser or its advisor(s) has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

(iii)           No oral or written representations have been made other than as stated in this Subscription Agreement, and no oral or written information furnished to the Purchaser or its advisor(s) in connection with the Offering was in any way inconsistent with the information stated in this Subscription Agreement.

(iv)           If Purchaser is an entity, (i) it is authorized and qualified to become a stockholder of, and authorized to make the purchase of the Units offered by, the Company; (ii) it has not been formed for the purpose of acquiring the Units; (iii) the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so and (iv) its principal executive offices are located in the state in which its address is specified below.

(v)           Purchaser has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed decision with respect thereto; Purchaser acknowledges that there is a significant risk of loss of all or a portion of the Purchaser’s investment in the Securities.

(b)           Purchaser is an “accredited investor” within the meaning of Rule 501(a)(3), as promulgated under the Securities Act.

(c)           Purchaser’s overall commitment to investments which are not readily marketable is reasonable in relation to its net worth.

(d)           (i)    Purchaser has full power and authority to execute and deliver this Subscription Agreement, (ii) the execution and delivery by Purchaser of this Subscription Agreement and the performance by it of its obligations hereunder and thereunder have been authorized by all necessary action of the Purchaser, (iii) this Subscription Agreement has been duly and validly executed and delivered by Purchaser and constitute legal, valid and binding obligations of Purchaser, and (iv) this Subscription Agreement is enforceable against Purchaser in accordance with its terms.

(e)           Purchaser acknowledges and understands that an investment in the Company will involve substantial risks.  Purchaser further acknowledges and understands that the list of risk factors annexed hereto as Exhibit A does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Company and additional risks or uncertainties may adversely affect the Company or the value of an investment in the Company.

(f)           Purchaser acknowledges:

(i)   Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement and in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom Purchaser is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company;

(ii)   Purchaser has reviewed the Company’s quarterly report on Form 10-Q for the quarter ending February 14, 2012.   Purchaser has had an opportunity to ask questions of and receive answers from, or obtain additional information from, the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser.

(iii)   Purchaser acknowledges that the nondisclosure agreement entered into in connection with the Offering and its investment remains in full force and effect.

(iv)   Purchaser consents to the placement of the following legend on any certificate or other document evidencing the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN SOLD IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED THEREUNDER; and

(v)    The representations, warranties, and agreements of Purchaser contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities.

4.           Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. Purchaser hereby acknowledges and agrees that, except as may be specifically provided herein, or by applicable law, Purchaser is not entitled to cancel, terminate, or revoke this Subscription Agreement.  Purchaser further agrees that it may not transfer or assign its rights under this Subscription Agreement.

5.           Notices. All notices hereunder shall be sufficient upon receipt for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy or other electronic transmission service to the appropriate address or number (a) if to the Company, at the address set forth above, or (b) if to Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5).

6.           Counterparts.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all of the parties, notwithstanding that all parties are not signatories to the same counterpart.  Execution and/or delivery by facsimile or electronic means shall constitute an original signature for all purposes.

7.           Applicable Law. The internal laws of the State of New York (without giving effect to any choice or conflict of law provision or rule (whether of the State of York or any other jurisdiction) that would cause the application of laws of any other jurisdiction) shall govern all matters arising out of or relating to this Subscription Agreement, including its interpretation, construction, performance and enforcement.  Any action or proceeding arising out of or relating to this Subscription Agreement must be brought in the courts of the State of New York, New York County, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York.  Each of the parties knowingly, voluntarily and irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT, OR ANY TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT IN ACCORDANCE WITH THIS SECTION AND FURTHER WAIVES ANY CLAIM BASED ON FORUM NON CONVENIENS.

8.           Disclosure Notices.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

[SUBSCRIPTION PAGE FOLLOWS]

SUBSCRIPTION PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of [______], 2012.

Units being purchased:
Purchase Price:

Wire Transfer Purchase Price to:

Bank:	Citibank, N.A.
666 Fifth Avenue
New York, NY 10103

ABA : 021000089
Account #: 9985290786
Account Name: Kramer Levin Naftalis & Frankel LLP IOLA Account
Reference:  Function(x) Subscription

_________________________________________
Please print exact name (registration) that Purchaser
desires on records of the Company

_____________________
_____________________
_____________________
_____________________

Telephone ____________________
Fax Number___________________
_________________________________________
Social Security or Taxpayer I.D. Number

_________________________________________
State of Organization, if applicable

If the subscriber is an INDIVIDUAL, complete the following and sign in the space provided:

, 2012
Date		Signature of Purchaser

Name (please type or print)

Signature of Spouse or Co-Owner if funds are to be invested as joint tenants by the entirety, joint tenants with right of survivorship or tenants in common

Name (please type or print)

[Individual Signature Page]

The undersigned hereby represents and warrants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Units and that he has all requisite authority to acquire such Units.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement.

, 2012
Date		Name of Partnership
(Please type or print)

By:
Name:
Title:

[Partnership Signature Page]

The undersigned hereby represents and warrants that the undersigned is a manager of the limited liability company named below (“Company”), and has been duly authorized by the Company to acquire the Units and that he has all requisite authority to acquire such Units.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Company and he is authorized by such Company to execute this Subscription Agreement.

, 2012
Date		Name of Partnership
(Please type or print)

By:
Name:
		Title:	Manager

[LLC Signature Page]

The undersigned hereby represents and warrants that the undersigned is the investment adviser of the fund named below (the “Purchaser”), and is duly authorized by the Purchaser to acquire the Units and that it has all requisite authority to acquire such Units.

The Purchaser represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Purchaser and it is authorized by such Purchaser to execute this Subscription Agreement.

, 2012
Date		Name of Partnership
(Please type or print)

[________], on behalf of its investment advisory client,
[_________]

By:
Name:
Title:

[Fund Signature Page]

COMPANY’S ACCEPTANCE

This Subscription Agreement is only accepted as so acknowledged in writing by the Company.

ACCEPTED as to [______] Units:

Function(x) Inc.

By:______________________________
Name:___________________________
Title: ___________________________

Date:____________________, 2012

EXHIBIT A

Risk Factors

Since the Company has a limited operating history and has generated only nominal revenues to date, the Company may be unable to achieve or maintain profitability.  The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company.

The Company has limited financial resources and has generated only nominal revenues to date. The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which the Company will operate. Since the Company has a limited operating history, the Company cannot assure you that the Company’s business will be profitable or that the Company will ever generate sufficient revenues to fully meet the Company’s expenses and totally support the Company’s anticipated activities.

The Company’s ability to continue as a business and implement the Company’s business plan will depend on the Company’s ability to raise sufficient debt or equity.   There is no assurance such debt and/or equity offerings will be successful or that the Company will remain in business or be able to implement the Company’s business plan if the offerings are not successful.

If the Company is unable to successfully develop and market the Company’s products or the Company’s products do not perform as expected, the Company’s business and financial condition will be adversely affected.

With the release of any new product release, the Company is subject to the risks generally associated with new product introductions and applications, including lack of market acceptance, delays in development and implementation, and failure of products to perform as expected. In order to introduce and market new or enhanced products successfully with minimal disruption in customer purchasing patterns, the Company must manage the transition from existing products in the market. There can be no assurance that the Company will be successful in developing and marketing, on a timely basis, product enhancements or products that respond to technological advances by others, that the Company’s new products will adequately address the changing needs of the market or that the Company will successfully manage product transitions. Further, failure to generate sufficient cash from operations or financing activities to develop or obtain improved products and technologies could have a material adverse effect on the Company’s results of operations and financial condition.

In addition, the Company’s technology is currently undergoing testing and is still under development. While certain aspects of the product may currently be functioning on a basic level, the Company must perform more testing to ensure that the different components work together effectively and the audio sampling and matching technology being developed by us is accurate, performs well and integrates with metadata and points systems.  Although the product has been approved by Apple for the Apple iOS devices and has been launched, there is no assurance if and when the Company may follow this release with versions for use on the Android smartphones or tablets, as currently planned.  Further, even if the Company is successful in bringing the product into the market, there can be no assurance that the product will generate sufficient income from brand and network advertisers, which could have a material adverse effect on the Company’s results of operations and financial condition.

Since there is doubt as to the Company’s ability to continue as a going concern, it may be difficult for the Company to effectuate its business plan.

The Company has incurred losses since its inception and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Unanticipated costs and expenses, or the inability to generate revenues, could require additional financing; which would be sought through equity or debt financing, or asset sales. The fact that there are going concern considerations may make raising additional funds or obtaining loans more difficult. To the extent financing is not available, the Company may not be able to, or may be delayed in, implementing its business plan, developing its property and/or meeting its obligations. This could result in the entire loss of any investment in shares of the Company’s common stock. The Company will continue to evaluate its projected expenditures relative to its available cash and to evaluate additional means of financing in order to satisfy its working capital and other cash requirements.

The Company may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership.

The Company has financed its operations, and the Company expects to continue to finance its operations, acquisitions and develop strategic relationships, by issuing equity or convertible debt securities, which could significantly reduce the percentage ownership of the Company’s existing stockholders. Furthermore, any newly issued securities could have rights, preferences and privileges senior to those of the Company’s existing stock. Moreover, any issuances by us of equity securities may be at or below the prevailing market price of the Company’s common stock and in any event may have a dilutive impact on your ownership interest, which could cause the market price of stock to decline. The Company may also raise additional funds through the incurrence of debt or the issuance or sale of other securities or instruments senior to the Company’s shares of common stock. The holders of any debt securities or instruments the Company may issue would have rights superior to the rights of the Company’s common stockholders.

The Company’s common stock price may fluctuate significantly and you may lose all or part of your investment.

Because the Company is a newly operating company, there are few objective metrics by which the Company’s progress may be measured. Consequently, the Company expects that the market price of its common stock will likely fluctuate significantly. There can be no assurance whether or when the Company will generate revenue from the license, sale or delivery of the Company’s unique products and services. In the absence of product revenue as a measure of the Company’s operating performance, the Company anticipates that investors and market analysts will assess its performance by considering factors such as:

●	announcements of developments related to the Company’s business;

●	developments in the Company’s strategic relationships with companies;

●	the Company’s ability to enter into or extend investigation phase, development phase, commercialization phase and other agreements with new and/or existing partners;

●	announcements regarding the status of any or all of the Company’s collaborations or products;

●	market perception and/or investor sentiment regarding the Company’s products and services;

●	announcements regarding developments in the digital and mobile technology and the broadcast and entertainment industries in general;

●	the issuance of competitive patents or disallowance or loss of the Company’s patent or trademark rights; and

●	quarterly variations in the Company’s operating results.

The Company will not have control over many of these factors but expect that the Company’s stock price may be influenced by them. As a result, the Company’s stock price may be volatile and you may lose all or part of your investment.

The market for purchases and sales of the Company’s common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply.

The Company’s securities are very thinly traded. Accordingly, it may be difficult to sell shares of the common stock without significantly depressing the value of the stock. Unless the Company is successful in developing continued investor interest in the Company’s stock, sales of the Company’s stock could continue to result in major fluctuations in the price of the stock.

Since the Company does not intend to declare dividends for the foreseeable future, and the Company may never pay dividends, you may not realize a return on your investment unless the price of the Company’s common stock appreciates and you sell your common stock.

The Company will not distribute cash to its stockholders until and unless the Company can develop sufficient funds from operations to meet its ongoing needs and implement its business plan. The time frame for that is inherently unpredictable, and you should not plan on it occurring in the near future, if at all.  The Company’s payment of any future dividends will be at the discretion of the Company’s board of directors after taking into account various factors, including but not limited to the Company’s financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that the Company may be a party to at the time.  Accordingly, investors must rely on sales of their common stock after price appreciation, which may never occur, as the only way to realize a return on their investment.  Investors seeking cash dividends should not purchase the Company’s common stock.

Since the Company is controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval.

Sillerman Investment Company, LLC (“Sillerman”) and current affiliates and insiders control a majority of the total voting power, with Sillerman, together with Robert F.X. Sillerman personally, directly or indirectly beneficially owning more than a majority of the outstanding shares of common stock.  As a result, Sillerman essentially has the ability to elect all of the Company’s directors and to approve any action requiring stockholder action, without the vote of any other stockholders.  It is possible that the interests of Sillerman could conflict in certain circumstances with those of other stockholders.  Such concentrated ownership may also make it difficult for the Company’s shareholders to receive a premium for their shares of the Company’s common stock in the event the Company merges with a third party or enter into other transactions that require shareholder approval.  These provisions could also limit the price that investors might be willing to pay in the future for shares of the Company’s common stock.

The Company relies on key members of management, the loss of whose services could adversely affect the Company’s success and development.

The Company’s success depends to a certain degree upon certain key members of the management. These individuals are a significant factor in the Company’s growth and ability to meet its business objectives.  In particular, the Company’s success is highly dependent upon the efforts of its executive officers and directors, particularly Robert F.X. Sillerman, the Company’s Executive Chairman and Director.  The loss of the Company’s executive officers and directors could slow the growth of the Company’s business, or it may cease to operate at all, which may result in the total loss of an investor’s investment.

Compensation may be paid to the Company’s officers, directors and employees regardless of the Company’s profitability, which may limit the Company’s ability to finance its business plan and adversely affect its business.

Robert F.X. Sillerman, the Company’s Executive Chairman and director and Janet Scardino, the Company’s Chief Executive Officer and director are receiving compensation and any other current or future employees of the Company may be entitled to receive compensation, payments and reimbursements regardless of whether the Company operates at a profit or a loss. Any compensation received by Mr. Sillerman, Ms. Scardino or any other senior executive in the future will be determined from time to time by the board of directors or the Company’s Compensation Committee.  Such obligations may negatively affect the Company’s cash flow and ability to finance its business plan, which could cause the Company’s business to fail.

Some of the Company’s officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us.

Robert F.X. Sillerman, the Company’s Executive Chairman and director, and Mitchell Nelson, the Company’s Executive Vice President, General Counsel, Secretary and director, are each engaged in other business endeavors, including serving as executive officers of Circle Entertainment Inc. (“Circle”).   Under Mr. Sillerman’s employment agreement, he is obligated to devote his working time to the Company’s affairs, but may continue to perform his responsibilities as an executive officer of Circle, as well as in other outside non-competitive businesses.  Mr. Sillerman has agreed to present to the Company any business opportunities related to or appropriate for the Company’s business plan.  Pursuant to Mr. Nelson’s employment agreement, he is obligated to devote such time and attention to the affairs of the Company as is necessary for him to perform his duties as Executive Vice President and General Counsel.  Although Circle and the Company have generally different business plans, interests and programs, it is conceivable there may be a conflict of interest in determining where a potential opportunity should be brought.  Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the board of directors, as set forth in the Company’s Code of Business Conduct and Ethics.

The Company’s business and growth may suffer if the Company is unable to attract and retain key officers or employees.

The Company’s success depends on the expertise and continued service of the Company’s Executive Chairman, Robert F.X Sillerman, and certain other key executives and technical personnel. It may be difficult to find a sufficiently qualified individual to replace Mr. Sillerman or other key executives in the event of death, disability or resignation, resulting in the Company’s being unable to implement its business plan and the Company having no operations or revenues.

Furthermore, the Company’s ability to expand operations to accommodate its anticipated growth will also depend on its ability to attract and retain qualified media, management, finance, marketing, sales and technical personnel.  However, competition for these types of employees is intense due to the limited number of qualified professionals.  The Company’s ability to meet its business development objectives will depend in part on the Company’s ability to recruit, train and retain top quality people with advanced skills who understand the Company’s technology and business.  The Company believes that it will be able to attract competent employees, but no assurance can be given that the Company will be successful in this regard. If the Company is unable to engage and retain the necessary personnel, its business may be materially and adversely affected.

The Company is uncertain of the Company’s ability to manage its growth.

The Company’s ability to grow its business is dependent upon a number of factors including the Company’s ability to hire, train and assimilate management and other employees, the adequacy of the Company’s financial resources, the Company’s ability to identify and efficiently provide such new products and services as the Company’s customers may require in the future and the Company’s ability to adapt its own systems to accommodate expanded operations.

Because of pressures from competitors with more resources, the Company may fail to implement the Company’s business strategy profitably.

The digital and mobile technology business is highly fragmented and extremely competitive and subject to rapid change. The market for customers is intensely competitive and such competition is expected to continue to increase. The Company believes that its ability to compete depends upon many factors within and beyond the Company’s control, including the timing and market acceptance of new solutions and enhancements to existing businesses developed by us, the Company’s competitors, and their advisors.  Function(x) is an entertainment company that utilizes digital media and Smartphone technology.  If the Company is successful, larger and more established entertainment companies with significantly greater resources may try to enter the market with similar technologies, and may be in better competitive positions than the Company is.  Many consumers maintain simultaneous relationships with multiple digital brands and products and can easily shift consumption from one provider to another.  The Company’s principal competitors are in segments such as the following:

●	Applications promoting social TV experiences and discussions; and

●	White label providers of social media and media-specific applications.

In addition, new competitors may be able to launch new businesses at relatively low cost.  Therefore, the Company cannot be sure that the Company will be able to successfully implement the Company’s business strategy in the face of such competition.

The Company may be unable to compete with larger or more established companies in two industries.

The Company faces a large and growing number of competitors in the digital and mobile technology and entertainment industries.  If the Company successfully marries digital and mobile technology and entertainment, the Company will have competitors from both the digital and mobile and the entertainment industries. Many of these competitors have substantially greater financial, technical and marketing resources, larger customer bases, longer operating histories, greater name recognition, and more established relationships in the industry than does the Company. As a result, certain of these competitors may be in better positions to compete with us for customers and audiences. The Company cannot be sure that the Company will be able to compete successfully with existing or new competitors.

If the Company’s products do not achieve market acceptance, the Company may not have sufficient financial resources to fund the Company’s operations, further development or to meet the Company’s financial obligations under the TIPPT line of credit.

While the Company believes that a viable market exists for the products the Company is developing, there can be no assurance that such technology will prove to be an attractive alternative to conventional or competitive products in the markets that the Company has identified for exploitation. In the event that a viable market for the Company’s products cannot be created as envisaged by the Company’s business strategy or the Company’s products do not achieve market acceptance, the Company may need to commit greater resources than are currently available to develop a commercially viable and competitive product. There can be no assurance that the Company would have sufficient financial resources to fund such development or that such development would be successful. In addition, if the Company’s products do not generate sufficient revenues, or the Company is unable to raise additional capital, the Company may be unable to fund the Company’s operations or meet the Company’s obligations under the line of credit agreement, by and between the Company and TIPPT Media Inc., which would result in us being in default under the line of credit.  The Company’s ability to raise additional funds will depend on financial, economic and other factors, many of which are beyond the Company’s control. There can be no assurance that, when required, sufficient funds will be available to us on satisfactory terms.

The Company’s business will suffer if its network systems fail or become unavailable.

A reduction in the performance, reliability and availability of the Company’s network infrastructure would harm its ability to distribute its products to its users, as well as the Company’s reputation and ability to attract and retain users and content providers. The Company’s systems and operations could be damaged or interrupted by fire, flood, power loss, telecommunications failure, Internet breakdown, earthquake and similar events. The Company’s systems could also be subject to viruses, break-ins, sabotage, acts of terrorism, acts of vandalism, hacking, cyber-terrorism and similar misconduct. The Company might not carry adequate business interruption insurance to compensate us for losses that may occur from a system outage. Any system error or failure that causes interruption in availability of products or an increase in response time could result in a loss of potential customers or content providers, which could have a material adverse effect on the Company’s business, financial condition and results of operations. If the Company suffers sustained or repeated interruptions, then the Company’s products and services could be less attractive to its users and the Company’s business would be materially harmed.

The Company may be unable to protect the Company’s intellectual property rights from third-party claims and litigation, which could be expensive, divert management’s attention, and harm the Company’s business.

The Company’s success is dependent in part on obtaining, maintaining and enforcing the Company’s proprietary rights and its ability to avoid infringing on the proprietary rights of others. The Company seeks patent protection for those inventions and technologies for which the Company believe such protection is suitable and is likely to provide a competitive advantage to us.   Because patent applications in the United States are maintained in secrecy until either the patent application is published or a patent is issued, the Company may not be aware of third-party patents, patent applications and other intellectual property relevant to the Company’s products that may block the Company’s use of its intellectual property or may be used in third-party products that compete with the Company’s products and processes. In the event a competitor successfully challenges the Company’s products, processes, patents or licenses or claims that the Company has infringed upon their intellectual property, the Company could incur substantial litigation costs defending against such claims, be required to pay royalties, license fees or other damages or be barred from using the intellectual property at issue, any of which could have a material adverse effect on the Company’s business, operating results and financial condition.

The Company also relies substantially on trade secrets, proprietary technology, nondisclosure and other contractual agreements, and technical measures to protect the Company’s technology, application, design, and manufacturing know-how, and work actively to foster continuing technological innovation to maintain and protect the Company’s competitive position.  The Company cannot assure you that steps taken by the Company to protect its intellectual property will be adequate, that the Company’s competitors will not independently develop or patent substantially equivalent or superior technologies or be able to design around patents that the Company may receive, or that the Company’s intellectual property will not be misappropriated.

The Company’s Common Stock is subject to risks arising from restrictions on reliance on Rule 144 by shell companies or former shell companies.

Under a regulation of the SEC known as “Rule 144,” a person who has beneficially owned restricted securities of an issuer and who is not an affiliate of that issuer may sell them without registration under the Securities Act provided that certain conditions have been met. One of these conditions is that such person has held the restricted securities for a prescribed period, which will be 6 months or 1 year, depending on various factors. The holding period for the Company’s common stock would be 1 year if the Company’s common stock could be sold under Rule 144. However, Rule 144 is unavailable for the resale of securities issued by an issuer that is a shell company (other than a business combination related shell company) or that has been at any time previously a shell company. The SEC defines a shell company as a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets. Until the Recapitalization, the Company was a shell company.

The SEC has provided an exception to this unavailability if and for as long as the following conditions are met:

●	The issuer of the securities that was formerly a shell company has ceased to be a shell company,

●	The issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,

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The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

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At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company known as “Form 10 Information.”

Stockholders who receive our restricted securities will not be able to sell them pursuant to Rule 144 without registration until the Company has met the other requirements of this exception and then for only as long as the Company continues to meet those requirements and are not a shell company. No assurance can be given that the Company will meet these requirements or that, if the Company has met them, the Company will continue to do so, or that the Company will not again be a shell company.

Changes to federal, state or international laws or regulations applicable to the Company’s business could adversely affect the Company’s business.

The Company’s business is subject to a variety of federal, state and international laws and regulations, including those with respect to privacy, advertising generally, consumer protection, content regulation, intellectual property, defamation, child protection, advertising to and collecting information from children, taxation, employment classification and billing. These laws and regulations and the interpretation or application of these laws and regulations could change. In addition, new laws or regulations affecting the Company’s business could be enacted. These laws and regulations are frequently costly to comply with and may divert a significant portion of management’s attention. If the Company fails to comply with these applicable laws or regulations, the Company could be subject to significant liabilities which could adversely affect the Company’s business.

There are many federal, state and international laws that may affect the Company’s business including measures to regulate consumer privacy, the use of copyrighted material, the collection of certain data, network neutrality, patent litigation, cyber security, child protection, subpoena and warrant processes, employee classification and others.

In addition, most states have enacted legislation governing the breach of data security in which sensitive consumer information is released or accessed. If the Company fails to comply with these applicable laws or regulations the Company could be subject to significant liabilities which could adversely affect the Company’s business.

Many of the Company’s potential partners are subject to industry specific laws and regulations or licensing requirements, including in the following industries: pharmaceuticals, online gaming, alcohol, adult content, tobacco, firearms, insurance, securities brokerage, real estate, sweepstakes, free trial offers, automatic renewal services and legal services. If any of the Company’s advertising partners fail to comply with any of these licensing requirements or other applicable laws or regulations, or if such laws and regulations or licensing requirements become more stringent or are otherwise expanded, the Company’s business could be adversely affected. Furthermore, these laws may also limit the way the Company advertises the Company’s products and services or cause us to incur compliance costs, which could affect the Company’s revenues and could further adversely impact the Company’s business.

There are a number of significant matters under review and discussion with respect to government regulations which may affect the business the Company intends to enter and/or harm the Company’s customers, and thereby adversely affect its business, financial condition and results of operations.